UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 20, 2010

JPMORGAN CHASE & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 Park Avenue, New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 20, 2010, JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) announced that it had agreed to acquire 25 Bank Street in Canary Wharf, London, England, which will become the new European headquarters of the Firm’s Investment Bank in 2012. JPMorgan Chase also announced that it had agreed to purchase 60 Victoria Embankment, London, England, a building that the Firm has been leasing since 1991 and that currently accommodates the Firm’s Treasury and Securities Services division in London.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	JPMorgan Chase & Co. press release, dated December 20, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
(Registrant)

	By:	/S/ ANTHONY J. HORAN
Anthony J. Horan
Corporate Secretary
Dated: December 20, 2010

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	JPMorgan Chase & Co. press release, dated December 20, 2010

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